EXHIBIT 99.1

[SINGER LEWAK GREENBAUM AND GOLDSTEIN LLP LETTERHEAD]

March 3, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Rural/Metro Corporation statements included under Item 4 of its Form 8-K dated March 3, 2004, and we agree with such statements concerning our Firm.

/s/ Singer Lewak Greenbaum and Goldstein LLP
Singer Lewak Greenbaum and Goldstein LLP